UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2022

Vericel Corporation

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

64 Sidney Street
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617)-588-5555

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VCEL	NASDAQ

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2022, Jonathan Siegal, Vericel Corporation’s (the “Company”) Vice President and Corporate Controller was appointed principal accounting officer, effective immediately. Mr. Siegal replaces Joseph Mara who was acting as the Company’s principal accounting officer.

Mr. Siegal, age 43, has served as Vice President and Corporate Controller of the Company since September 2021. Prior to joining Vericel, Mr. Siegal was employed by Lantheus Medical Imaging from 2016 until 2021, most recently as Senior Director, Global Controller. He also has additional controllership and accounting experience within the United States across other industries. Mr. Siegal is a C.P.A, and he has a B.A. in Accounting & Economics from Gordon College.

There are no arrangements or understandings between Mr. Siegal and any other persons pursuant to which he became the Company’s principal accounting officer. There is no family relationship between Mr. Siegal and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer at the Company. The Company has not entered into any transactions with Mr. Siegal that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. As of the date of this Current Report on Form 8-K, no new compensatory arrangements have been entered into with Mr. Siegal in connection with his appointment as the Company’s principal accounting officer.

Following Mr. Siegal’s appointment, Mr. Mara will continue to serve as Chief Financial Officer and as the Company’s principal financial officer.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Vericel Corporation, dated February 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: February 24, 2022	By:	/s/ Sean C. Flynn
Name: Sean C. Flynn
Title: Vice President, General Counsel and Secretary